UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2006

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 27, 2006, Planar Systems, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended March 31, 2006, and its expectations as to financial results for the third quarter ending June 30, 2006. The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release issued April 27, 2006 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for purposes of Section 18 of the Exchange Act.

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company’s earnings release contains non-GAAP financial measures that exclude the effects of share-based compensation and the requirements of SFAS No. 123(R), “Share-based Payment” (“123R”). The non-GAAP financial measures used by management and disclosed by the Company exclude the income statement effects of all forms of share-based compensation used in calculating non-GAAP earnings per diluted share. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The Company applied the modified prospective method of adoption of 123R, under which the effects of 123R are reflected in the Company’s GAAP financial statement presentations during fiscal 2006, but are not reflected in results for prior periods. Gross margin, expenses (research and development, sales and marketing, general and administrative), operating income, net income and earnings per share (EPS) are the primary financial measures management uses for planning and forecasting future periods that are affected by shared-based compensation. Because management reviews these financial measures calculated without taking into account the effects of the new requirements under 123R, these financial measures are treated as “non-GAAP financial measures” under Securities and Exchange Commission rules. Management uses the non-GAAP financial measures for internal managerial purposes, including as a means to compare period-to-period results on both a segment basis and consolidated basis and as a means to evaluate the Company’s results on a consolidated basis compared to those of other companies. In addition, management uses certain of these measures when publicly providing forward-looking statements on expectations regarding future consolidated basis financial results.

The Company discloses this information to the public to enable investors who wish to more easily assess the Company’s performance on the same basis applied by management and to ease comparison on both a GAAP and non-GAAP basis among other companies that separately identify share-based compensation expenses. In particular, as the Company begins to apply 123R, the Company believes that it is useful to investors to understand how the expenses and other adjustments associated with the application of 123R are being reflected on the Company’s income statements.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Press Release issued by Planar Systems, Inc. dated April 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on April 27, 2006.

PLANAR SYSTEMS, INC. (Registrant)

By	/s/ Scott Hildebrandt
Scott Hildebrandt Vice President and Chief Financial Officer